UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required In Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 15, 2018.

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO.
2850 GOLF ROAD
ROLLING MEADOWS, IL 60008

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 20, 2018
Date: May 15, 2018 Time: 9:00 AM CDT
Location: Arthur J. Gallagher & Co.
2850 Golf Road
Rolling Meadows, IL 60008
Directions: please contact Corporate Secretary, c/o Arthur J. Gallagher & Co., 2850 Golf Road, Rolling Meadows, IL 60008
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail if you so request. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. 2018 Notice and Proxy Statement                 2. 2017 Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: At the entrance to the meeting, you will be requested to show a driver’s license, passport or other form of government-issued identification. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

Company Proposals:

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

1a.	Sherry S. Barrat

1b.	William L. Bax

1c.	D. John Coldman

1d.	Frank E. English, Jr.

1e.	J. Patrick Gallagher, Jr.

1f.	Elbert O. Hand

1g.	David S. Johnson

1h.	Kay W. McCurdy

1i.	Ralph J. Nicoletti

1j.	Norman L. Rosenthal

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the Appointment of Ernst &Young LLP as our Independent Auditor for 2018.

3.	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers.

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